UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 19, 2006

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 19, 2006, Delta Air Lines, Inc. (“Delta”) made available information regarding the anticompetitive impact of the proposed merger between US Airways Group, Inc. and Delta.  The presentation is being released in conjunction with a conference call and webcast on December 19, 2006. Delta also made available additional information regarding the Board of Director’s decision to reject the unsolicited merger proposal.  Copies of the presentations are furnished as Exhibit 99.1 and Exhibit 99.2, respectively,  to this Current Report on Form 8-K. The information furnished in this Form 8-K shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Presentation dated December 19, 2006 titled “Proposed US Airways/Delta Merger Would Be Highly Anticompetitive”
Exhibit 99.2	Presentation dated December 19, 2006 titled “Summary of Delta’s Analysis of US Airways Merger Proposal”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Edward H. Bastian
Date: December 19, 2006	Edward H. Bastian Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Presentation dated December 19, 2006 titled “Proposed US Airways/Delta Merger Would Be Highly Anticompetitive”
Exhibit 99.2	Presentation dated December 19, 2006 titled “Summary of Delta’s Analysis of US Airways Merger Proposal”